UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report: February 26, 2007

(Date of earliest event reported)

TEMPLE-INLAND INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South, Austin, Texas 78746

(Address of Principal Executive Offices, including Zip code)

(512) 434-5800

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On February 26, 2007, Temple-Inland Inc. issued a press release announcing a transformation plan. A copy of the press release is furnished as exhibit 99.1 to this report. Also on February 26, 2007, Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., participated in a conference call discussing the Company’s transformation plan. Copies of the presentation materials used by Mr. Jastrow are furnished as exhibit 99.2 of this report.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release issued by the Company on February 26, 2007, announcing the Company’s transformation plan.

99.2

Presentation materials of Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., used in Mr. Jastrow’s conference call on February 26, 2007, discussing the Company’s transformation plan.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: February 26, 2007	By:	/s/ Doyle R. Simons
Name: Doyle R. Simons
Title: Executive Vice President

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Press release issued by the Company on February 26, 2007, announcing the Company’s transformation plan	4
99.2	Presentation materials of Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., used in Mr. Jastrow’s conference call on February 26, 2007, discussing the Company’s transformation plan	10

3